77Q1(e)

1.  Management Agreement between American Century Investment
Trust and American Century Investment Management,
dated August 1, 2009 (filed electronically as Exhibit
(d) to Post-Effective Amendment No. 41 to the
Registrant’s Registration Statement on July 27, 2009,
File No. 033-65170 and incorporated herein by reference).